UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 28, 2005

COMPUTER SOFTWARE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-34144	98-0216911
(Commission File Number)	(IRS Employer Identification No.)

1661 East Main Street, Easley, South Carolina	29640
(Address of principal executive offices)	(Zip Code)

(864) 855-3900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

In a press release dated December 28, 2005, the Company announced the settlement of litigation and entry into a settlement agreement (the “Settlement Agreement”) with Integrated Tek Solutions, Inc. The lawsuit was filed on April 4, 2005, in the Supreme Court of the State of New York in New York County and was previously disclosed by the Company in filings under the Securities Exchange Act of 1934. The settlement is described in greater detail in the press release filed as Exhibit 99.1 to this report. The press release is incorporated by reference into this item.

The Settlement Agreement, executed on December 28, 2005 by and between all parties to the lawsuit and containing the complete terms of the settlement, is filed as Exhibit 10.1 to this report and is incorporated herein by reference. In connection with the execution of the Settlement Agreement, the Company concurrently executed a letter dated December 20, 2005 (the “Acknowledgment”) in which the Company acknowledged continuing indemnification obligations to The Geneva Companies, Inc. (“Geneva”) contained in a letter agreement between a predecessor to the Company and Geneva dated February 6, 2003 (the “Geneva Agreement”). The Acknowledgment is filed as Exhibit 99.2 and is incorporated herein by reference.

The parties to the Geneva Agreement were Computer Software Innovations, Inc., a South Carolina corporation (“CSI-South Carolina”), a predecessor to the Company, CSI Technology Resources, Inc., a South Carolina corporation and wholly-owned subsidiary of CSI-South Carolina (the “Subsidiary”), and Geneva. Pursuant to the agreement, Geneva was to provide advisory and other services in order to assist CSI-South Carolina and the Subsidiary in the sale or other disposition of CSI-South Carolina and the Subsidiary. Geneva advised CSI-South Carolina and the Subsidiary with respect to their merger and recapitalization transaction effectuated in February 2005, Geneva has been compensated pursuant to the Geneva Agreement, and the Geneva Agreement has been substantially performed. Accordingly, the Company does not consider it to be a material agreement. However, certain customary indemnification obligations under the Geneva Agreement remain in force. For informational purposes, the Company is filing the Geneva Agreement as Exhibit 99.3, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
10.1	Settlement Agreement dated December 28, 2005 by and between the parties to Case No. 05/601186, designated Integrated Tek Solutions, Inc. v. Computer Software Innovations, Inc., Nancy Hedrick, Joe E. Black, Thomas P. Clinton, Beverly Hawkins, William J. Buchanan, Alan Marrullier, The Geneva Companies, Inc., Capital Access Group LLC, Barron Partners LP, Liberty Capital LLC, Andrew Worden, Philip Seifert, Ned Gelband and Lee Haskin.

99.1	Press Release dated December 28, 2005.

99.2	Acknowledgment between the Company and The Geneva Companies, Inc. dated December 20, 2005.

99.3	Letter Agreement between The Geneva Companies, Inc.; Computer Software Innovations, Inc., a South Carolina Corporation; CSI Technology Resources, Inc., a South Carolina corporation; and, in their individual capacities, Nancy K. Hedrick, Joe G. Black, Beverly N. Hawkins, Thomas P. Clinton and William J. Buchanan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER SOFTWARE INNOVATIONS, INC.

By:	/s/ Nancy K. Hedrick
Name:	Nancy K. Hedrick
Title:	President and CEO

Dated: January 3, 2006

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Settlement Agreement dated December 28, 2005 by and between the parties to Case No. 05/601186, designated Integrated Tek Solutions, Inc. v. Computer Software Innovations, Inc., Nancy Hedrick, Joe E. Black, Thomas P. Clinton, Beverly Hawkins, William J. Buchanan, Alan Marrullier, the Geneva Companies, Inc., Capital Access Group LLC, Barron Partners LP, Liberty Capital LLC, Andrew Worden, Philip Seifert, Ned Gelband and Lee Haskin.

99.1	Press Release dated December 28, 2005.

99.2	Acknowledgment between the Company and The Geneva Companies, Inc. dated December 20, 2005.

99.3	Letter Agreement between The Geneva Companies, Inc.; Computer Software Innovations, Inc., a South Carolina Corporation; CSI Technology Resources, Inc., a South Carolina corporation; and, in their individual capacities, Nancy K. Hedrick, Joe G. Black, Beverly N. Hawkins, Thomas P. Clinton and William J. Buchanan.

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